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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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      Date of Report (Date of earliest event reported): November 19, 2003
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                                FOOT LOCKER, INC.
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             (Exact name of registrant as specified in its charter)




      New York                         No. 1-10299            13-3513936
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(State or other jurisdiction          (Commission            (IRS Employer
of incorporation)                      File Number)          Identification No.)



112 West 34th Street, New York, New York                          10120
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (212) 720-3700
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Item 7.           Financial Statements and Exhibits.
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                  (c)   Exhibits

                  99.1 Press Release of Foot Locker, Inc. dated November 19, 2003 reporting operating results for the third quarter of 2003.


Item 12.          Results of Operations and Financial Condition
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                  On November 19, 2003, Foot Locker, Inc. issued a press release announcing its operating results for the third quarter of 2003. A copy of the press release is attached as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.




                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.


                                               FOOT LOCKER, INC.
                                               ---------------------------------
                                                 (Registrant)


Date:  November 19, 2003                    By:/s/ Bruce L. Hartman
                                               ---------------------------------
                                               Bruce L. Hartman
                                               Executive Vice President and
                                               Chief Financial Officer

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